Hosted by:
Niel Ellerbrook – Chairman, President and CEO
Jerry Benkert – EVP and CFO
Carl Chapman – EVP and COO
Ron Christian –EVP, General Counsel and CAO
First Quarter 2006 Results
Conference Call and Webcast
April 27, 2006 – 3:00 pm ET

Forward-Looking Statements
Statements contained or incorporated by reference in these slides regarding future events and developments are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933.  Forward-looking statements are based on management’s beliefs and assumptions that derive from information currently known by
management.  Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.
Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2006.
Co
Vectren Corporation
ntact:
Steven M. Schein
VP – Investor Relations
812-491-4209
sschein@vectren.com

| *Amounts in millions except per share data.* | 3 Months Ended March 31 2006 | 3 Months Ended March 31 2005 |
|---|---|---|
| **Net Income** | $ 57.6 | $ 56.1 |
| **Avg. Shares Outstanding** | 75.7 | 75.6 |
| **Earnings Per Share** | $ 0.76 | $ 0.74 |
| **HDD as % of Normal** | 84% | 93% |

Indiana
Ohio
Indianapolis
Dayton
Evansville
Vectren Energy Delivery of Indiana - South
Electric Service Territory
Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Ohio

Strong 1st Quarter Results
➢
Strong business unit performance – Utility and Nonutility
➢
Warmer than normal weather
–
NTA mitigates weather impact on ~ 60% to 65% of gas heating load
➢
High gas prices
–
Average cost per Dth for 3 months ended Mar. 31 @ $10.64 compared to $7.29 in same 2005 period.
➢
Results in line with expectations
–
Synfuels 1st quarter reserve of $0.03 EPS

*Amounts in millions except per share data.*

| | 3 Months Ended March 31 | |
| --- | --- | --- |
| | 2006 | 2005 |
| Utility Operations | $ 43.4 | $ 48.1 |
| Nonutility Group | 13.5 | 5.8 |
| Corporate & Other | - | (0.9) |
| | 56.9 | 53.0 |
| Synfuels Related | 0.7 | 3.1 |
| Vectren Consolidated | $ 57.6 | $ 56.1 |

VECTREN

Vectren Corporation
Vectren North
(Indiana Gas)
Vectren South
(SIGECO) - Gas
Vectren Utility
Holdings Inc.
Vectren Energy
Delivery of Ohio
(VEDO)
Vectren
Enterprises
Energy
Marketing and
Services
Mining
Operations
Energy
Infrastructure
Services
Vectren South
(SIGECO) –
Elec.
Net Income By Business Unit
➢
Vectren results excluding synfuels improve $3.9 million ($0.05 per share)
➢
Utility operations decline $4.7 million
–
Lower volumes of gas sold due to customer response to high energy prices
–
Lower wholesale power results as a result of 2005 mark to market gains
➢
Nonutility earnings increase $7.7 million
–
Another strong quarter of nonutility earnings growth with each business group contributing earnings growth over 2005

Positioned for the Future
➢
$110 Multi-pollutant order received in February
–
Ensures Vectren’s generating fleet will be 100% scrubbed for SO2 and 90% for NOx
➢
Conservation-oriented rate tariffs and energy efficiency
programs under review
–
Settlement on file and in front of Ohio Commission
–
Indiana settlement dialogue in progress
➢
ProLiance gas supply agreement approved
–
Extends service agreement to Indiana utilities until 2011
➢
Exercised option on additional Indiana coal reserves
–
80 million tons of recoverable coal
➢
Earnings guidance for Vectren, inclusive of reduced
synfuels
–
$1.65 to $1.80
➢
Expected 2006 Synfuels-related contributions
–
$0.04 to $0.05

Utility Operations
➢
Reduced gas margins result of higher gas prices and
warm weather
➢
Conservation-oriented tariffs expected to offset
margin loss from customer response to high gas
costs
➢
Normal Temperature Adjustment (NTA) in Indiana
➢
2006 mark to market reduced wholesale power
marketing margins $2.7 million
➢
O & M flat quarter over quarter
➢
Depreciation reflects increased capital expenditures
➢
Short-term interest rates slightly higher than
expected

$12.9
$15.0
$7.5
$7.1
$10.0
$mm
$5.0
$0.0
2004
2005
2006

Net Income
3 months ended March 31
Energy Marketing & Services
➢
ProLiance – wholesale gas
marketing
–
Volatility in gas prices continued;
margin per Dth increased 80%+
over 2005
–
Earnings driven by storage
optimization opportunities
–
Storage transaction volume growth
of 3 Bcf or 10% over 2005
➢
Source – retail gas marketing
–
Customer count approaching
150,000
–
Conservatively hedged for weather
due to unprecedented gas costs

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ mm
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Tons (mm)
0.9
1.1
1.0
$0.6
$1.3
$1.8
2004
2005
2006
Net Income
Tons Mined

Net Income & Tons Mined
3 Months ended March 31
Coal Mining Operations
➢
Mining operations reflect
improved pricing and
increased tax benefits from
depletion
➢
Operational costs increases
in steel, diesel, and
explosives offset by
increased revenue per ton
➢
Slight decline in tons mined
due to timing of highwall
mining
➢
90+% of 2006 production
contracted at fixed prices

New Mine Project Summary
➢
Reserves located 8 miles north of Vincennes in Knox County,
Indiana
➢
Located within 50 miles of 8 coal-fired plants and adjacent to mainline rail service
➢
Two mines, 80 million tons
➢
Projected coal quality:  11,200 BTU; 6 lb Sulfur
➢
Expect to mine 5 million tons annually
➢
Creates 425 mining jobs
➢
Estimated 2 ½ years for land acquisition, permitting, rail access and mine development
➢
Replaces 1+ million tons of Cypress Creek coal in 2009
➢
Mine development and equipment costs estimated at $125 million

HENDRICKS
MARION
PUTNAM
Wabash River
VIGO
CLAY
MORGAN
OWEN
Hutsonville
Merom (S)
SULLIVAN
MONROE
BROWN
Newton (S)
GREENE
LAWRENCE
Glen Ayr/Oaktown
Edwardsport
KNOX
DAVIESS
MARTIN
Petersburg (S)
Ratts
Prosperity
ORANGE
Gibson (SU)
PIKE
DUBOIS
GIBSON
CRAWFORD
VANDERBURGH
POSEY
SPENCER
PERRY
WARRICK
Brown (S)
Warrick (SU)
Rockport
Henderson (S)
Culley (S)
0
30
60 mi

Oaktown
Mine Slope
Glen Ayr

**Legend**

- Power plant
- (S) Scrubbed plant
- (SU) Scrubber under construction
- Mine site
- Indiana Southern Rail Road
- CSX Rail Road
- Cities

Map Points of Interest

- 13 power plants within 50 miles of Prosperity and/or Glen Ayr/Oaktown.
- Two-line coal move to Culley over CSX and Indiana Southern rail roads.
- Single-line coal move to Brown over CSX.

VECTREN

Glen Ayr/Oaktown Project – Location Map
▪
▪
▪

➢
Reliant Services gas
construction
–
Lower seasonal loss of $0.4
million compared to $1.0 million
in 2005
–
Improved earnings driven by
Miller Pipeline’s gas construction
division with large pipeline
projects in 1st quarter
–
Additional large pipeline projects
started in the 2nd quarter
–
Currently mobilizing crews to
new territories; geographic
expansion with acquisition of a
small construction company
–
Expect Q2 YTD profitability
Energy Infrastructure Services
➢
ESG Performance Contracting
–
Lower seasonal loss of $0.8
million compared to $1.1 million
in 2005
–
Q1 2006 ending backlog
increased to $51 million from
$19 million in 2005
–
Over 50% of projects in backlog
are for schools and colleges
which are generally monetized in
the 2nd and 3rd quarters
–
Johnson City, TN landfill project
construction in progress for
mid-year operation
–
Expect Q2 YTD profitability

2006 Synfuels Outlook
➢
Synfuels tax benefits expire at end of 2007
➢
Current stock price reflects synfuels sunset
➢
Credits are expected to phase out ratably with NYMEX prices
from approximately $60 to $74 per barrel
➢
Approximately one third of expected tax credits are insured in
2006
➢
Reserved $2.3 million 1st quarter to reflect possible phase
out of tax credits earned in 1st quarter
➢
Tax legislation is being considered that would eliminate
phase out risk for 2006 but could increase the risk in 2007
➢
AMT credit carryforward of approximately $47 million
➢
Investment balance of $7.2 million is not currently impaired

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$mm
2005
2006
2007
2008
2009
2010
Common
Gas
Electric
Nonutility
Dep. & Am.

$255
$373
$354
$435
$372
$270
Capital Expenditures and Investments
Major Utility Expenditures
➢
Environmental Compliance
–
$230 million
➢
Coal Fired Generation
–
$225 million
➢
Bare Steel/Cast Iron
–
$170 million
Major Nonutility
➢
Midstream Assets
➢
Coal Reserves

| $ in millions | 12/31/2005 Reported | Synfuel Eliminations | 12/31/2005 Adjusted |
|---|---|---|---|
| EBITDA | $423.0 | $16.7 | $439.7 |
| Interest Expense | (83.9) | 1.3 | (82.6) |
| Income Taxes | (44.1) | (29.7) | (73.8) |
| Depreciation/Amortization | (158.2) | 0.0 | (158.2) |
| Net Income | $136.8 | ($11.7) | $125.1 |

Management believes EBITDA (earnings before interest, income taxes and depreciation and amortization) is a useful measurement of our operating performance. Note that EBITDA includes equity in earnings of unconsolidated affiliates and excludes synfuel related results.

Reconciliation of EBITDA to Net Income
➢
Enterprise Value at December 31, 2005 @ $3.6 billion
–
Net Debt @ $1.5 billion
–
Market Capitalization @ $2.1 billion
➢
Enterprise Value to EBITDA @ 8.5x
➢
Enterprise Value to EBITDA (excluding synfuels) @ 8.2x

| 2006 Guidance | |
|---|---|
| Vectren | $1.65 to $1.80 |

➢
Expected synfuels-related
contribution reduced given
uncertainty
–
$0.04 to $0.05
➢
Expected earnings excluding
synfuels unchanged
➢
Most significant assumptions
–
Normal weather
–
High gas costs remain
–
Conservation tariffs achieved
–
Expected conversion of
backlog and construction
revenue at ESG and Reliant
–
Synfuels uncertainties
2006 EPS Guidance

$1.25
$1.15
$1.05
$0.95
$0.85
4.0% 5-Yr CAGR
$0.98
$1.03
$1.07
$1.11
$1.15
$1.19
2000
2001
2002
2003
2004
2005

VECTREN

46 Consecutive Years Increased
Dividends Paid
Vectren = Long-term Shareholder Value
➢
Supportive Regulation
–
Multi-pollutant
–
NTA
–
ProLiance service agreement
–
Conservation-oriented rates
➢
Consistent Dividend Policy
–
3.4% increase December 2005
–
$1.22 annualized rate
–
55% to 65% target payout
–
85%+ funded from utility
➢
Long-term growth objectives
–
EPS growth greater than 5%
–
Total return between 9 to 9½%